EQUITY (Q1)	3 Months Ended
Mar. 31, 2015
EQUITY [Abstract]
EQUITY
NOTE 8.	EQUITY

Common and Preferred Stock

Subsequent to March 31, 2015, we issued approximately 31,046 shares of preferred stock.  The terms are disclosed in our subsequent events footnote (See Note 14, Subsequent Events).

Included in our common shares outstanding at December 31, 2014 were 437,241 shares held by certain founding shareholders as part of the initial public offering of RLJE.  These shares were subject to forfeiture over a two-year period if certain stock price targets were not achieved.  These shares were forfeited and returned in January 2015.

Restricted Stock-Based Compensation Grants

Compensation expense relating to the restricted stock awards for the periods ended March 31, 2015 and 2014 was $194,000 and $35,000, respectively, and is included in general and administrative expenses. During the three months ended March 31, 2015, there were no stock grants.  During the three months ended March 31, 2014, 90,138 shares of restricted stock were granted and 66,244 shares of restricted stock were forfeited based upon the failure to achieve the 2013 performance criteria.  Of the 90,138 shares granted in 2014, 64,638 shares were granted to executive officers and directors and 25,500 shares were granted to other members of management.  The shares granted during 2014, were fair valued on the date of grant with a range of $4.60 - $5.01 per share, for a total value of approximately $417,000.  During the three months ended March 31, 2015, 2,245 shares of restricted stock were forfeited based upon an employee termination.  A summary of the activity since December 31, 2014 is as follows:

(In thousands, except per share data)
	Service Shares		Performance Shares
Restricted Stock-Based Compensation Award Activity	Shares	Weighted- Average Grant Date Fair Value	Shares	Weighted- Average Grant Date Fair Value

Non-vested shares at December 31, 2014	179	$4.13	56	$5.09
Granted	—	—	—	—
Vested	(22)	5.97	—	—
Forfeited	(2)	5.60	—	—
Non-vested shares at March 31, 2015	155	$3.93	56	$5.09

The performance shares shall vest if certain performance criteria are achieved contingent upon the grantees being employed by RLJE when the performance criteria are evaluated.  Vesting for one-half of the outstanding restricted performance shares is contingent upon achieving 2014 targets and the other one-half is contingent upon achieving 2015 targets.  It is management’s assessment that the 2014 targets were not achieved, however the final determination will be made by the board’s compensation committee.  If it is determined that the 2014 performance targets were achieved, then we will recognize compensation expense at the time of determination of $142,000.

As of March 31, 2015, there is $183,000 of unamortized compensation that will vest solely on completion of future services over the next 14 months, with a weighted-average remaining vesting period of seven months.  As of March 31, 2015, there is $110,000 of unamortized compensation that will vest based on achieving certain performance and service criteria over the next 14 months, with a weighted-average remaining vesting period of 11 months.